EXHIBIT 32.2
                                                                   ------------

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Form 6-K of Abitibi-Consolidated Inc. (the "Company") for the quarter ended March 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Pierre Rogeau, Senior Vice-President, Corporate Development and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


     By:    /s/ Pierre Rogeau
            -----------------------------------
            Pierre Rogeau
            Senior Vice-President,
            Corporate Development and Chief Financial Officer

May 9, 2007